                                                                   EXHIBIT 10.51

ARIS Corporation Professional Services Agreement

This Professional Services Agreement (the "Agreement") is between ARIS Corporation ("ARIS") and Weyerhaeuser ("Client").

1.      Services

ARIS Corporation will provide to Client the Services specified on a standard ARIS Work Order or Client Purchase Order, under the terms of this Agreement. Each Work Order or Purchase Order shall specify the Services and applicable fees, and will be governed by the terms of this Agreement.

2.      Fees for Services

Unless otherwise specified in the applicable Work Order or Purchase Order, Services shall be provided to Client on a time and material basis ("T&M"). Rates must be specified on the attached Rate Structure or on a standard Work Order. If a dollar limit is stated in the applicable Work Order or Purchase Order, the limit shall be deemed an estimate for Client's budgeting and ARIS' resource scheduling purposes; after the limit is expended, ARIS will continue to provide the Services on a T&M basis if a Work Order or Purchase Order for continuation of the Services is signed by the parties.

3.      Incidental Expenses

Unless otherwise stated in the Work Order, Client shall reimburse ARIS for reasonable travel, communications, and out-of-pocket expenses incurred in conjunction with the services.

4.      Invoicing and Payment

ARIS shall invoice Client monthly, unless otherwise expressly specified in a Work Order or Purchase Order. Charges shall be payable thirty (30) days from the date of invoice and shall be deemed overdue if they remain unpaid thereafter.

5.      Taxes

The charges do not include taxes. If ARIS is required to pay any federal, state, or local taxes based on the Services provided under this Agreement, the taxes shall be billed and paid by Client; this shall not apply to taxes based on ARIS' income.

6.      Term

This Agreement shall commence on its Effective Date. Either party may terminate this Agreement at any time by providing the other party with written notice. Any Work Order outstanding at the time of termination shall continue to be governed by this Agreement as if it had not been terminated.

7.      Warranty

ARIS warrants that the Services will be performed consistent with generally accepted industry standards.

8.      Limitations on Warranty

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Client must report any deficiencies in the services to ARIS in writing within thirty (30) days of completion of the services in order to receive warranty remedies. The warranty herein is exclusive and in lieu of all other warranties, whether express or implied, including the implied warranties of merchantability and fitness for a particular purpose.

9.      Exclusive Remedy

For any breach of the above warranty, Client's exclusive remedy, and ARIS' entire liability, shall be the reperformance of the Services. If ARIS is unable to reperform the Services as warranted, Client shall be entitled to recover the fees paid to ARIS for the deficient services.

10.     Relationship between the Parties

ARIS is an independent contractor; nothing in this Agreement shall be construed to create a partnership, joint venture, or agency relationship between the parties. Each party will be solely responsible for payment of all compensation owed to its employees, as well as employment related taxes. Each party will maintain appropriate worker's compensation for its employees as well as general liability insurance.

11.     Authority to Enter Into Agreement

Each party to this Agreement has the authority to enter into and form this Agreement. The individuals signing the Agreement have the authority to act as agents of their respective organizations. Each party acknowledges that they have read this Agreement and will abide by it.

12.     Force Majeure

Neither party will be considered to be in default of this agreement as a result of events beyond their reasonable control. For purposes of this Agreement, such acts shall include, but are not limited to, acts of God, catastrophe, or other "force majeure" events beyond the parties' reasonable control.

13.     Assignment of Contract

The Client may not assign the Agreement or its responsibility for payments to any organization, without written approval by ARIS. ARIS may not assign its responsibilities for performance under the Agreement to any organization without written approval of the Client.

14.     Hold Harmless; Indemnity

ARIS asserts it possesses all the rights and interests in the licensed software necessary to enter into this agreement, and shall indemnify and hold Client, its agents and employees harmless from any loss, damage or liability for infringement of any United States patent right or copyright with respect to the use of the licensed software; provided that ARIS is notified in writing within ten calendar days of suit or claim against Client, that Client permits ARIS to defend, compromise or settle said claim of infringement and give Vendor all available information, assistance and authority to enable ARIS to do so, provided Client fully observes all terms and conditions of this Agreement.

Client asserts it possesses all the rights and interests in the licensed

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software necessary to enter into this agreement, and shall indemnify and hold
ARIS, its agents and employees harmless from any loss, damage or liability for infringement of any United States patent right or copyright with respect to the use of the licensed software; provided that Client is notified in writing within ten calendar days of suit or claim against ARIS, that ARIS permits Client to defend, compromise or settle said claim of infringement and give Client all available information, assistance and authority to enable Client to do so, provided ARIS fully observes all terms and conditions of this Agreement.

15.     Confidentiality and Non-Disclosure

Except as legally required, the parties agree that neither party shall directly or indirectly disclose or use any Confidential Information without prior written permission from the other party.

"Confidential Information" means any type of confidential or proprietary information or material disclosed to or known by the recipient of such information ("Recipient") as a consequence of or through its relationship with the party disclosing such information, and consisting of information conceived, originated, discovered, or developed in whole or in part by Recipient, which is not generally known by non-Subject Party personnel, including but not limited to information which relates to research, development, trade secrets, know-how, inventions, technical data, hardware, software, source codes, object codes, manufacture, purchasing, accounting, engineering, marketing, merchandising and selling, business labs or strategies, and information entrusted by third parties to the party disclosing such information.

16.     Nonsolicitation of Employees

        During the period that this Agreement is in effect and for a period of six (6) months after termination or expiration thereof, each party agrees not to solicit for employment any technical or professional employees of the other party assigned to work on the Project without the prior written approval of the other party. The parties further agree to include the provision in any resultant contract or subcontract.

17.     Insurance and Risk of Loss

The Client bears all responsibility for damages to their equipment and facilities.

ARIS will hold Client harmless for any liability to ARIS employees who may be injured while on Client's site, for whatever purpose.

18.     Survival of Rights

The rights and responsibilities of sections 14 and 15 shall survive the termination of this Agreement.

19.     Severability

All provisions of this Agreement are severable and no provision hereof shall be affected by the invalidity of any other such provision.

20.     Governing Law; Attorney's Fees; Venue

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This Agreement shall be governed by and construed in accordance with the laws of the state of Washington. In the event of a dispute over this Agreement, the prevailing party shall recover its reasonable attorneys' fees and costs from the breaching party. Venue shall be in King County, Washington.

21.     Entire Agreement

This Agreement constitutes the complete agreement between the parties and supersedes all previous and contemporaneous agreements, proposals, or representations, written or oral, concerning the subject matter of this Agreement. Neither this Agreement nor a Work Order or Purchase Order may be modified or amended except in writing signed by a duly authorized representative of each party: no other act, document, usage, or custom shall be deemed to amend or modify this Agreement, a Work Order, or Purchase Order. It is expressly agreed that any terms and conditions of Client's purchase order shall be superseded by the terms and conditions of this Agreement and the applicable Work Order.


The Effective Date of this Agreement shall be February 13, 1995.


The following individuals, by signing, agree to enter into this consulting agreement and to be bound by its provisions.

ARIS Corporation                                        Weyerhaeuser

/s/ Paul Song, President                                /s/ Elbert Reed


Weyerhaeuser or its Majority Owned Subsidiary
CONSULTING AGREEMENT
No C-5002
(Attach Addendum "A" when entering into an agreement with more than one individual or with a company comprised of more than one employee.)

In consideration of the mutual covenants hereinafter defined and the fees to be paid by Company (Company can be Weyerhaeuser or any of its majority owned subsidiaries depending upon which entity enters into this Agreement) to the undersigned Consultant, it is agreed that:

Services:

1. The services provided for this project by the Consultant shall be:
Assist Weyerhaeuser in the design and development of the replacement for the Boards Software System. The requirements of Addendum B are incorporated into this agreement

Representatives:

2. Company's representative for this project will be Bill Saul (name), or such other representative that Company may appoint by written notice to Consultant, with whom Consultant will consult regarding all matters pertaining to this project. Said representative will make all arrangements for consultation by Consultant with employees or designees of Company. Projects under this agreement and all expenditures therefore shall

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be outlined in writing and approved by said representative before the work is initiated or the expenditure made. Company understands that the services are to be provided by the undersigned Consultant. Any sub-consultant service must have the prior written approval of the Company representative.

Term:

3 The effective date of this agreement is January 7, 1991. Unless the project is terminated earlier, as hereinafter provided, the Consultants services shall be provided in the term between the effective date of this agreement and June 30, 1992. This project may be terminated at any time that Company considers the contemplated work to be completed or no longer wanted and so notifies Consultant in writing.

Industrial Safety:

4. Consultant agrees to become familiar with Company's premises and operations thereon, when any part of Consultants services are rendered on such premises, and to take all reasonable precautions to avoid injury or damage to any party or his property. It is understood that some of Company's premises to which Consultant may be granted access are used for manufacturing, logging and other heavy industrial activity and are maintained only to the standards required for such use. Consultant hereby assumes all risks of injury to Consultant or employees, representatives, or agents of Consultant, and damage to the property of any of them, in connection with the performance of services hereunder. Consultant will comply with Company policy with regard to safety and security requirements.

Records:

5. Consultant shall keep adequate records of all work done under this project and shall turn such records over to Company upon termination of this project together with any documents, records, software, computer programs, drawings, or other papers developed or acquired by Consultant in connection with this project. All such tangible materials shall be owned by Company and to the extent there is copyrightable subject matter in any such material Consultant agrees to fully cooperate during the term hereof and thereafter to perfect and fully vest such copyright ownership in Company if requested by Company, such cooperation may include review and execution of transfer instruments with Consultant being compensated therefore at the agreed upon rate specified herein and for its out-of-pocket expenses. No claim for additional compensation shall be made for any proprietary rights that may be obtainable by Company for Consultant's work.

6. Consultant shall exercise reasonable care to prevent disclosure of Company's Proprietary information to any third party and will not use for Consultant's own benefit or that of others such information whether developed in the course of this project or derived from Company' except as may be authorized in writing by Company, unless and to the extent that such information shall become publicly known through no fault of Consultant. This obligation shall not apply to such Information as Consultant can show was known to Consultant in written or graphic form prior to the date of this agreement. All information developed in the course of this project shall be considered Company Proprietary Information. To the extent allowed by law, all copyrightable material created by Consultant shall be considered a work for hire and the property of the Company.

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Inventions, Legal Assistance:

7. Consultant agrees to promptly disclose to said representative all developments, such as designs, ideas, computer programs, discoveries, inventions or improvements thereto, whether patentable or not, made by Consultant during the term of this project and coming within the Field hereof or deriving from information developed or acquired by Consultant through this project, including all such developments as are originated or conceived during the term of this project buy are completed or reduced to practice thereafter, and further agrees that such developments shall be the property of Company. Consultant shall assist Company at all times to perfect and maintain domestic and foreign patent rights to such developments in Company by signing all necessary papers, including assignments, testifying in legal proceedings, and rendering whatever other assistance may be requested by Company with Consultant being compensated at the rate agreed upon herein and for its out-of-pocket expenses. Consultant warrants that it is not aware of any patents, trade secrets, copyrights or trademarks or any other proprietary right that Company might infringe by using the results of Consultant's work resulting from this agreement. In the event Consultant during the term of the Agreement proposes to use protected progeny it shall immediately notify Company's representative in writing and Company shall then have the right to direct Consultant to propose non-protected alternatives.

8. As full compensation for the obligations of this agreement and the services to be provided hereunder, Company shall pay the Consultant as follows:

Rates:
___     Straight time basis, $[blank] per [blank]
___     Straight time basis in accordance with attached rate schedule dated
        [blank]
x       Other (specify) See Addendum B

Expenses:

All necessary out-of-pocket expenditures by Consultant must be approved by the Company representative in advance. Consultant will provide adequate support with invoice. All expense reimbursements will be included in Consultant's Form 1099 as reported to the IRS.

Upper Limit:

The total cost for Consultant's services and expenditures under this agreement shall not exceed $650,000.00. Payment for charges over this amount will not be made.

Payment:

9. Payment will be made upon receipt of itemized monthly invoices, with estimate of cost of the work remaining uncompleted. Invoices are to be addressed to said representative.

Independent Status:

10. Consultant hereby confirms that under the terms of this Consulting Agreement for services specified herein that he is acting in the capacity

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of an independent Contractor and not as an employee of Company. That in such capacity he shall not be eligible to participate in Company's Employee Benefits programs, including but not limited to, group insurance, retirement, vacation, and such pay benefits. As an independent contractor, Consultant assumes full responsibility for making all proper federal, state, and social security tax payments and will file all returns and forms required in connection with compensation received in connection with this agreement.

IN WITNESS WHEREOF the parties have duly executed this agreement

CONSULTANT:                             WEYERHAEUSER COMPANY
A.R.I.S.                                Containerboard Packaging Div.
(Firm Name)                             Information Systems

[Blank line]                            /s/ Gene Nusbaum
25411 126th Avenue SE                   Mail Stop #CH 3K32
Kent, WA  98031                         Tacoma, WA  98477

*Applied Relational Information Systems

Attached:       Addendum A & Addendum B
cc:     Ron Glick
        Steve Griswold
        Rick Nicholson
        Gene Nusbaum
        Bill Saul

Weyerhaeuser or                              Forming Part of Contract No. C-5002
its Majority Owned Subsidiary
ADDENDUM "A"
Indemnity

1. Consultant hereby indemnifies and saves harmless Company from and against any and all liability or claims of liability of every kind and nature, including claims or liability for bodily injury, death and property damage (including, without limitation, Consultant's employees or property), arising out of Consultant's performance hereunder, regardless of negligence, excepting herefrom any such liability and claims of liability solely attributable to acts of Company's direct-payroll employees, and Consultant shall, at Consultant's own expense, handle all such claims, defend all lawsuits filed against Company on account thereof, provided, that if Company elects to retain independent counsel, Consultant shall reimburse Company for all costs reasonably incurred by Company to defend itself through attorneys of its choice.

2. Prior to commencement of the work, Consultant shall obtain and maintain in full force and effect during the term hereof, at Consultant's sole expense the following insurance coverages upon Consultant's operations hereunder:

(a) Comprehensive or Commercial General Liability (occurrence form), including contractual, products, completed operations, broad form property damage and independent contractors with combined single limit of $500,000

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or equivalent. Company shall be designated as an additional insured.

(b) Comprehensive Automobile Liability covering owned, hired and non-owned vehicles with combined single limit of $500,000 or equivalent.

(c) Workers' Compensation or Industrial Accident insurance including Employer's Liability with limit of $100,000 per accident.

Consultant shall also furnish Company with Certificates of Insurance evidencing compliance herewith. Consultant shall require insurance carrier to give Company at least thirty (30) days' written notice prior to any change or cancellation of said coverage, either in whole or in part.

Rules, Laws and Regulations

3. Consultant and Consultant's employees, representatives and contractors shall observe all applicable rules, law and regulations, including safety codes, industrial insurance codes and rules of Company or its insurance underwriters relating to operations hereunder.

Interference with Operations

4. All work or services to be performed hereunder shall be done in such a manner as not to interfere with Company's operations, and shall at all times be subject to the inspection and approval of Company.

Audit & Records

5. Consultant shall maintain records and accounting procedures sufficient to support invoices. Consultant's records pertaining to the performance of this agreement shall be subject at reasonable times to inspection and audit by Company. Consultant shall preserve and make available such records for one year from the date of final payment.

IN WITNESS WHEREOF the parties have duly executed this agreement.

CONSULTANT:                             WEYERHAEUSER COMPANY
A.R.I.S.                                Containerboard Packaging Div.
(Firm Name)                             Information Systems

[Blank line]                            /s/ Gene Nusbaum
25411 126th Avenue SE                   Mail Stop #CH 3K32
Kent, WA  98031                         Tacoma, WA  98477

*Applied Relational Information Systems

Attached:       Addendum A & Addendum B
cc:     Ron Glick
        Steve Griswold
        Rick Nicholson
        Gene Nusbaum
        Bill Saul


Weyerhaeuser Company
Agreement Number C-5002
Consulting Agreement
Addendum B

In consideration of the Mutual Covenants contained in the Agreement and

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the following additional requirements, it is agreed that:

A. STARTUP: Consultant agrees to furnish at no charge, the three people who will initially be assigned to the Analysis & Design Phase of the project for a three-day period to work with the Company personnel in preparation for commencement of Analysis & Design.

B. TERM: The forecasted completion date for this work is November 30, 1991. This Agreement shall remain in effect and Company may require work under this Agreement through June 30, 1992. The termination provisions of Paragraph 3 of the Agreement are deleted and replaced with the following:

Work under this Agreement may be terminated at any time prior to July 1, 1991, for the convenience of Weyerhaeuser, with 30 calendar days advanced written notice. Termination will become effective at the end of this notice period, but not before the aggregate amount of work billable under this contract exceeds the total amount of $100,000. After July 1, termination will be effective 15 days after notification is provided.

Work under this Agreement may be terminated for cause immediately upon provision of written notice stating this cause of termination. Such cause must be non-performance by Consultant or Consultant's employee in order to justify termination for cause.

C. COMPENSATION: Hourly rates applicable to work performed under this Agreement are as follows:
                                DURING ANALYSIS AND DESIGN PHASE
Senior Designer                 $95 per hour
Designer                        $80 per hour
                                DURING BUILD PHASE
Senior Designer                 $90 per hour
Designer                        $75 per hour
Programmer                      $70 per hour

The above rates will remain in effect for the duration of this Agreement.
All work shall be performed at the above straight time rates. Compensation shall only be granted for work performed while on Weyerhaeuser Federal Way premises. If travel is specifically authorized to another location outside of the Puget Sound region, then compensation will be authorized for work performed at that site. Travel expenses will only be reimbursed for authorized travel to work at a location outside of the Puget Sound Region.

D. PAYMENT: Consultant agrees to submit an invoice each month for all work performed during that month.

E. ASSIGNMENT OF PERSONNEL: Personnel assigned by the Consultant to work on this project must be approved by the Company. Once assigned to the Analysis and Design Phase, Consultant will not reassign Personnel to other work until after completion of the Build Phase without the approval of the company. Such approval shall not be unreasonably withheld. Company may require the immediate removal of Consultant's employee for non-performance upon provision of written notice documenting non-performance. Consultant will provide a replacement employee, suitable to Company, within 15 calendar days.

F. The requirements of this ADDENDUM shall become effective when signed by both parties and shall remain in effect for the duration of the Agreement.

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G.  Except as herein modified, the Terms and Conditions of the Agreement remain in full force and effect.

By signature below, both parties agree to be bound by the foregoing provisions and requirements:

CUSTOMER        A.R.I.S.                        WEYERHAEUSER COMPANY
Signature       [blank line]                    /s/ Gene Nusbaum
Title           [blank line]                    I.S. Manager
Date            [blank line]                    1-31-91


Weyerhaeuser or Its
Majority Owned Subsidiary
CONSULTING AGREEMENT
(Attach Addendum "A" when entering into an agreement with more than one individual or with a company comprised of more than one employee)

In consideration of the mutual covenants hereinafter defined and the fees to be paid by Company (Company can be Weyerhaeuser or any of its majority owned subsidiaries depending upon which entity enters into this Agreement) to the undersigned Consultant, it is agreed that:

Services:

1. The services provided for this project by the Consultant shall be:
[inserted in handwriting: "modifications to Logsystem software as directed by Company's representative"].

Representatives:

2. Company's representative for this project will be [inserted in handwriting "Robert Trantina"], or such other representative that Company may appoint by written notice to Consultant, with whom Consultant will consult regarding all matters pertaining to this project. Said representative will make all arrangements for consultation by Consultant with employees or designees of Company. Projects under this agreement and all expenditures therefor shall be outlined in writing and approved by said representative before the work is initiated or the expenditure made. Company understands that the services are to be provided by the undersigned Consultant. Any sub-consultant service must have the prior written approval of the Company representative.

Term:

3. The effective date of this agreement is [inserted in handwriting
"8-27-90"]. Unless the project is terminated earlier, as hereinafter provided, the Consultant's services shall be provided in the term between the effective date of this agreement and [inserted in handwriting "12-31-90"]. This project may be terminated at any time that Company considers the contemplated work to be completed or no longer wanted and so notifies Consultant in writing.

Industrial Safety:

4. Consultant agrees to become familiar with Company's premises and operations thereon, when any part of Consultant's services are rendered on such premises, and to take all reasonable precautions to avoid injury or damage to any party or his property. It is understood that some of Company's premises to which Consultant may be granted access are used for manufacturing, logging and other heavy industrial activity and are maintained only to the standards required for such use. Consultant hereby

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                                     1051

assumes all risks of injury to Consultant or employees, representatives, or agents of Consultant, and damage to the property of any of them, in connection with the performance of services hereunder. Consultant will comply with Company policy with regard to safety and security requirements.

Records:

5. Consultant shall keep adequate records of all work done under this project and shall turn such records over to Company upon termination of this project together with any documents, records, software, computer programs, drawings, or other papers developed or acquired by Consultant in connection with this project. All such tangible materials shall be owned by Company and to the extent there is copyrightable subject matter in any such material Consultant acknowledges and agrees Company shall have all right, title and interest thereto. To the extent required by law, Consultant agrees to fully cooperate during the term hereof and thereafter to perfect and fully vest such copyright ownership in Company. If requested by Company, such cooperation may include review and execution of transfer instruments with Consultant being compensated therefor at the agreed upon rate specified herein and for its out-of-pocket expenses. No claim for additional compensation shall be made for any proprietary rights that may be obtainable by Company for Consultant's work.

Proprietary Information:

6. Consultant shall exercise reasonable care to prevent disclosure of Company's Proprietary Information to any third party and will not use for Consultant's own benefit or that of others such information whether developed in the course of this project or derived from Company, except as may be authorized in writing by Company, unless and to the extent that such information shall become publicly known through no fault of Consultant. This obligation shall not apply to such information as Consultant can show was known to Consultant in written or graphic form prior to the date of this agreement. All information developed in the course of this project shall be considered Company Proprietary Information. To the extent allowed by law, all copyrightable material created by Consultant shall be considered a work for hire and the property of the Company.

Inventions, Legal Assistance:

7. Consultant agrees to promptly disclose to said representative all developments, such as designs, ideas, computer programs, discoveries, inventions or improvements thereto, whether patentable or not, made by Consultant during the term of this project and coming within the Field hereof or deriving from information developed or acquired by Consultant through this project, including all such developments as are originated or conceived during the term of this project but are completed or reduced to practice thereafter, and further agrees that such developments shall be the property of Company. Consultant shall assist Company at all times to perfect and maintain domestic and foreign patent rights to such developments in Company by signing all necessary papers, including assignments, testifying in legal proceedings, and rendering whatever other assistance may be requested by Company with Consultant being compensated at the rate agreed upon herein and for its out-of-pocket expenses. Consultant warrants that it is

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                                     1051

not aware of any patents, trade secrets, copyrights or trademarks or any other proprietary right that Company might infringe by using the results of Consultant's work resulting from this agreement. In the event Consultant during the term of this Agreement proposes to use protected property it shall immediately notify Company's representative in writing and Company shall then have the right to direct Consultant to propose non-protected alternatives.

Compensation:

8. As full compensation for the obligations of this agreement and the services to be provided hereunder, Company shall pay the Consultant as follows:

Rates:
x       Straight time basis, $100 per hour
___     Straight time basis in accordance with attached rate schedule dated
        [blank]
___     Other (specify)

Expenses:

All necessary out-of-pocket expenditures by Consultant must be approved by the Company representative in advance. Consultant will provide adequate support with invoice. All expense reimbursements will be included in Consultant's Form 1099 as reported to the IRS.

Upper Limit:

The total cost for Consultant's services and expenditures under this agreement shall not exceed [inserted in handwriting "$5,000.00"]. Payment for charges over this amount will not be made.

Payment:

9. Payment will be made upon receipt of itemized monthly invoices, with estimate of cost of the work remaining uncompleted. Invoices are to be addressed to said representative.

Independent Status:

10. Consultant hereby confirms that under the terms of this Consulting Agreement for services specified herein that he is acting in the capacity of an independent contractor and not as an employee of Company. That in such capacity he shall not be eligible to participate in Company's Employee Benefits programs, including but not limited to, group insurance, retirement, vacation, and such pay benefits. As an independent contractor, Consultant assumes full responsibility for making all proper federal, state, and social security tax payments and will file all returns and forms required in connection with compensation received in connection with this agreement.

IN WITNESS WHEREOF the parties have duly executed this agreement

CONSULTANT:     [blank line]                    WEYERHAEUSER COMPANY
                (Firm name)                     or its Majority Owned Subsidiary
By: /s/ Paul Song                               /s/ Robert Trantina
25411 126th Avenue SE                           WWC 2E2
Kent, WA 98031                                  x6037

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                                     1051

Weyerhaeuser or                         Forming Part of Contract No. [blank]
Its Majority Owned Subsidiary
Addendum "A"

Indemnity:

1. Consultant hereby indemnifies and saves harmless Company from and against any and all liability or claims of liability of every kind and nature, including claims or liability for bodily injury, death and property damage (including, without limitation, Consultant's employees or property), arising out of Consultant's performance hereunder, regardless of negligence, excepting herefrom any such liability and claims of liability solely attributable to acts of Company's direct-payroll employees, and Consultant shall, at Consultant's own expense, handle all such claims, defend all lawsuits filed against Company on account thereof, provided, that if Company elects to retain independent counsel, Consultant shall reimburse Company for all costs reasonably incurred by Company to defend itself through attorneys of its choice.

The following paragraphs are stricken:

[Insurance:

2. Prior to commencement of the work, Consultant shall obtain and maintain in full force and effect during the term hereof, at Consultant's sole expense, the following insurance coverages upon Consultant's operations hereunder:

(a) Comprehensive Commercial General Liability (occurrence form), including contractual, products, completed operations, broad form property damage and independent contractors with combined single limit of $500,000 or equivalent. Company shall be designated as an additional insured.

(b) Comprehensive Automobile Liability covering owned, hired and non-owned vehicles with combined single limit of $500,000 or equivalent.

(c) Workers' Compensation or Industrial Accident insurance including Employer's Liability with limit of $100,000 per accident.

Consultant shall also furnish Company with Certificates of Insurance evidencing compliance herewith. Consultant shall require insurance carrier to give Company at least thirty (30) days' written notice prior to any change or cancellation of said coverage, either in whole or in part.]

Rules, Laws and Regulations

3. Consultant and Consultant's employees, representatives and contractors shall observe all applicable rules, law and regulations, including safety codes, industrial insurance codes and rules of Company or its insurance underwriters relating to operations hereunder.

Interference with Operations

4. All work or services to be performed hereunder shall be done in such a manner as not to interfere with Company's operations, and shall at all times be subject to the inspection and approval of Company.

Audit & Records

5. Consultant shall maintain records and accounting procedures sufficient to support invoices. Consultant's records pertaining to the performance of this agreement shall be subject at reasonable times to inspection and audit by Company. Consultant shall preserve and make available such records for one year from the date of final payment.

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

                                     1051

IN WITNESS WHEREOF the parties have duly executed this agreement
CONSULTANT:  [blank line]                       WEYERHAEUSER
             (Firm name)                        or its Majority Owned Subsidiary
/s/ Paul Song                                   /s/ Robert Trantina
25411 126th Avenue S.E.                         WWC 2E2
Kent, WA  98031                                 x6037

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